UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2004

EXIDE TECHNOLOGIES

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-11263	23-0552730

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Crossroads Corporate Center
3150 Brunswick Pike
Suite 230
Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices, including Zip Code)

(609) 512-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 TELECONFERENCE SCRIPT OF NOVEMBER 16, 2004

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2004, the Company conducted a public teleconference and webcast regarding its results of operations for the fiscal quarter ended September 30, 2004. The teleconference included a question and answer session. The Company is furnishing herewith a copy of the transcript of the teleconference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

A transcript of the teleconference conducted on November 16, 2004 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES

By:	/s/ J. Timothy Gargaro

J. Timothy Gargaro
Chief Financial Officer

Date: November 19, 2004